UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
June 1, 2007
Date of Report (Date of Earliest Event Reported)
BUSINESS OBJECTS S.A.
(Exact name of Registrant as specified in its charter)

Republic of France	0-24720	98-0355777

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
157-159 rue Anatole France, 92300 Levallois-Perret, France

(Address of principal executive offices)
(408) 953-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT 99.1

Item 2.01 Completion of Acquisition or Disposition of Assets.
     On June 1, 2007, Business Objects S.A. (the “Company”) completed the previously announced acquisition of Sistecar S.A.S., a French société par actions simplifiée (the “Holding Company”), and other parties listed therein pursuant to the Share Purchase Agreement dated as of April 20, 2007, to acquire all the outstanding share capital of the Holding Company in order to acquire Cartesis S.A. for approximately €225 million (or approximately $300 million), of which a maximum of €33 million (or approximately $44 million) will be subject to an escrow for a period of eighteen months following the closing. A separate escrow of €17 million (or approximately $22.7 million) will be established for a period of 60 days following the closing which the Company will be able to access if it is unable to complete a dissolution without liquidation of the acquired companies.
     On June 1, 2007, the Company issued a press release announcing the completion of its acquisition. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
     The foregoing description of certain terms of the Share Purchase Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of such agreement, a copy of which was filed with our quarterly report on Form 10-Q, for the period ended March 31, 2007 as Exhibit 2.1 and which is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired

No financial statements are required to be filed pursuant to Rule 3.05 of Regulation S-X.

(b)	Pro Forma Financial Information

No pro forma financial information is required pursuant to Article 11 of Regulation S-X.

(d)	Exhibits

Exhibit Number	Description

2.1 (1)	Share Purchase Agreement dated April 20, 2007, by and among Sistecar S.A.S., Business Objects S.A. and certain parties.
99.1	Press Release issued by Business Objects S.A., dated June 1, 2007

(1)	Incorporated herein by reference as Exhibit 2.1, filed with our current report on Form 10-Q on May 10, 2007

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 7, 2007

BUSINESS OBJECTS S.A.
By:	/s/ James R. Tolonen
James R. Tolonen
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

2.1 (1)	Share Purchase Agreement dated April 20, 2007, by and among Sistecar S.A.S., Business Objects S.A. and certain parties.
99.1	Press Release issued by Business Objects S.A., dated June 1, 2007

(1)	Incorporated herein by reference as Exhibit 2.1, filed with our current report on Form 10-Q on May 10, 2007